EXHIBIT 24

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 10, 2005	/s/ Gary E. Anderson
Gary E. Anderson

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 10, 2005	/s/ Daniel Bernson
Daniel Bernson

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May ___, 2005	/s/ Nancy Bowman
Nancy Bowman

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 10, 2005	/s/ James A. Currie
James A. Currie

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 9, 2005	/s/ Thomas T. Huff
Thomas T. Huff

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May ___, 2005	/s/ Terence F. Moore
Terence F. Moore

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May ___, 2005	/s/ Aloysius J. Oliver
Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May ___, 2005	/s/ Frank P. Popoff
Frank P. Popoff

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 12, 2005	/s/ Dan L. Smith
Dan L. Smith

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the 401(K) Savings Plan, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 9, 2005	/s/ William S. Stavropoulos
William S. Stavropoulos